CERTIFICATION

OF

PERIODIC REPORT

          I, Laidacker M. Seaberg, President and Chief Executive Officer of MGP Ingredients, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1)   the Quarterly Report on Form 10-Q of the Company for the period ended December 31, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: February 13, 2003

\s\ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer